EXHIBIT 10

Schedule A

This Schedule sets forth information with respect to each purchase and sale of Common Shares which were effectuated by Saba Capital within the past sixty days prior to 8/28/26, the date of the event which required filing of this Schedule 13D/A.  All transactions were effectuated in the open market through a broker.

Trade Date	Buy/Sell	Shares	Price
7/6/2026	Buy	4,661	11.82
7/8/2026	Buy	1,500	11.63
7/13/2026	Sell	250,988	12.78
7/13/2026	Buy	3,591	11.63
7/15/2026	Buy	17,643	11.55
7/16/2026	Buy	15,991	11.49
7/17/2026	Buy	20,452	11.26
7/20/2026	Buy	50,674	11.22
7/21/2026	Buy	14,320	11.28
7/22/2026	Buy	23,904	11.24
7/23/2026	Buy	15,507	11.08
7/24/2026	Buy	18,132	11.29
7/28/2026	Buy	377	11.23
8/3/2026	Buy	1,400	11.53
8/4/2026	Buy	4,190	11.79
8/5/2026	Buy	98,728	11.95
8/6/2026	Buy	53,336	12.25
8/10/2026	Buy	21,618	12.27
8/13/2026	Buy	16,472	12.56
8/14/2026	Buy	26,348	12.51
8/17/2026	Buy	724	12.53
8/18/2026	Buy	54,149	12.41
8/19/2026	Buy	5,800	12.39
8/21/2026	Buy	8,788	12.39
8/27/2026	Buy	960	12.60
8/28/2026	Buy	13,493	12.67